Exhibit 10.29.2
APPENDIX X
[Amendment Number 2]

Agency Code 12000	Contract No. C020429
Period 4/1/06 - 9/30/08	Funding Amount for Period Based on approved capitation rates
This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Coming Tower, Room 2001., Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), to modify Contract Number C020429 as set forth below. The effective date of these modifications is April 1, 2006, unless otherwise noted below.
1.	Amend Section 1, “Definitions,” the definition for “Designated Third Party Contractor,” to read as follows:
“Designated Third Party Contractor” means a MCO with which the SDOH has contracted to provide Family Planning and Reproductive Health Services for FHPlus Enrollees of a MCO that does not include such services in its Benefit Package or, for the purpose of this Agreement, the New York State Medicaid fee-for-service program and its participating providers and subcontractors.
2.	The attached Appendix C, “New York State Department of Health Requirements for the Provision of Family Planning and Reproductive Health,” is substituted for the period beginning April 1, 2006.

3.	Effective January 1, 2006, Item Number 10 in Section K.1, “Prepaid Benefit Package,” of Appendix K, “Prepaid Benefit Package Definitions of Covered and Non-Covered Services.” is amended to read as follows:

*	Covered Services	MC SSI	MC SI	MIFFS		FHPlus **
10.	Prescription and Non- Prescription (OTC) Drugs, Medical Supplies, and Enteral Formula	Pharmaceuticals and medical supplies routinely furnished or administered as part of a clinic or office visit, except Risperdal Consta [see Appendix K.3, 2. b) xi) of this Agreement]	Pharmaceuticals and medical supplies routinely furnished or administered as part of a clinic or office visit, except Risperdal Consta [see Appendix K.3, 2. b) xi) of this Agreement]	Covered outpatient drugs from the list of Medicaid reimbursable prescription drugs, subject to any applicable co-payments	—	Covered, may be limited to generic. Vitamins (except to treat an illness or condition), OTCs, and medical supplies are not covered
4.	Effective January 1, 2006, Subsection xi) is added to Subsection 2., “Non-Covered Behavioral Health Services,” b) “Mental Health Services,” of Section K.3, “Medicaid Managed Care Prepaid Benefit Package Definitions of Non-Covered Services,” in Appendix K, “Prepaid Benefit Package Definitions of Covered and Non-Covered Services,” and reads as follows:
xi) Risperdal Consta, an injectable mental health drug used for management of patients with schizophrenia, furnished as part of a clinic or office visit.
5.	The attached Appendix L, “Approved Capitation Payment Rates,” is substituted for the period beginning April 1, 2006.
All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE	STATE AGENCY SIGNATURE

By:	By:

Printed
Printed Name

Title:
Name Title:

Date:

Date:

State Agency Certification:
In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract.

STATE OF NEW YORK)

)	SS.:
County of )

On the day of	20

		, before me personally appeared
, to me known, who being by me duly sworn, did depose and say that he/she resides at that he/she is the of , the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.

(Notary)

Date:

STATE COMPTROLLERS SIGNATURE	Title:

Appendix C
New York State Department of Health
Requirements for the Provision of
Family Planning and Reproductive Health Services
C.1 Definitions and General Requirements for the Provision of Family Planning and Reproductive Health Services
C.2 Requirements for MCOs that Include Family Planning and Reproductive Health Services in Their Benefit Package
C.3 Requirements for MCOs That Do Not Include Family Planning Services and Reproductive Health Services in Their Benefit Package
APPENDIX C
April 1, 2006

C.1
Definitions and General Requirements for the Provision of Family Planning and Reproductive Health Services
1.	Family Planning and Reproductive Health Services
a)	Family Planning and Reproductive Health services mean the offering, arranging and furnishing of those health services which enable Enrollees, including minors who may be sexually active, to prevent or reduce the incidence of unwanted pregnancies.
i)	Family Planning and Reproductive Health services include the following medically-necessary services, related drugs and supplies which are furnished or administered under the supervision of a physician, licensed midwife or certified nurse practitioner during the course of a Family Planning and Reproductive Health visit for the purpose of:
A)	contraception, including all FDA-approved birth control methods, devices such as insertion/removal of an intrauterine device (IUD) or insertion/removal of contraceptive implants, and injection procedures involving Pharmaceuticals such as Depo-Provera;

B)	emergency contraception and follow up;

C)	sterilization;

D)	screening, related diagnosis, and referral to a Participating Provider for pregnancy;

E)	medically-necessary induced abortions, which are procedures, either medical or surgical, that result in the termination of pregnancy. The determination of medical necessity shall include positive evidence of pregnancy, with an estimate of its duration.
ii)	Family Planning and Reproductive Health services include those education and counseling services necessary to render the services effective.

iii)	Family Planning and Reproductive Health services include medically-necessary ordered contraceptives and pharmaceuticals:
A)	For MMC Enrollees — The contractor is responsible for pharmaceuticals and medical supplies such as IUDS and Depo-Provera that must be furnished or administered under the supervision of a physician, licensed midwife, or certified nurse practitioner during the course of a Family Planning and Reproductive Health visit. Other pharmacy prescriptions including
APPENDIX C
April 1, 2006

emergency contraception, medical supplies, and over the counter drugs are not the responsibility of the Contractor and are to be obtained when covered on the New York State list of Medicaid reimbursable drugs by the Enrollee from any appropriate eMedNY-enrolled health care provider of the Enrollee’s choice.
B)	For FHPIus Enrollees — The Contractor, if it includes such services in its Benefit Package is responsible for covering prescription contraceptives, including emergency contraceptives, provided by a Participating pharmacy, consistent with the pharmacy benefit package as described in Appendix K. When the Contractor does not provide Family Planning and Reproductive Health Services, the Designated Third Party Contractor that covers such services for FHPIus Enrollees is responsible for prescription contraceptives, including emergency contraceptives, provided by a Participating pharmacy, consistent with the pharmacy benefit package as described in Appendix K. The Contractor or the Designated Third Party Contractor must cover at least one of every type of the following methods of contraception:
I)	Oral

II)	Oral, emergency

III)	Injectable

IV)	Transdermal

V)	Intravaginal

VI)	Intravaginal, systemic

VII)	Implantable
b)	When clinically indicated, the following services may be provided as a part of a Family Planning and Reproductive Health visit:
i)	Screening, related diagnosis, ambulatory treatment and referral as needed for dysmenorrhea, cervical cancer, or other pelvic abnormality/pathology.

ii)	Screening, related diagnosis and referral for anemia, cervical cancer, glycosuria, proteinuria, hypertension and breast disease.

iii)	Screening and treatment for sexually transmissible disease.

iv)	HIV testing and pre- and post-test counseling.
2.	Free Access to Services for MMC Enrollees
a)	Free Access means MMC Enrollees may obtain Family Planning and Reproductive Health services, and HIV testing and pre-and post-test counseling when performed as part of a Family Planning and Reproductive Health encounter, from either the Contractor, if it includes such services in its Benefit Package, or from any appropriate
APPENDIX C
April 1, 2006

eMedNY-enrolled health care provider of the Enrollee’s choice. No referral from the PCP or approval by the Contractor is required to access such services.
b)	The Family Planning and Reproductive Health services listed above are the only services which are covered under. the Free Access policy. Routine obstetric and/or gynecologic care, including hysterectomies, pre-natal, delivery and post-partum care are not covered under the Free Access policy, and are the responsibility of the Contractor.
3.	Access to Services for FHPIus Enrollees
a)	FHPIus Enrollees may obtain Family Planning and Reproductive Health services, and HIV testing and pre-and post-test counseling when performed as part of a Family Planning and Reproductive Services encounter, from either the Contractor or through the Designated Third Party Contractor, as applicable. No referral from the PCP or approval by the Contractor is required to access such services.

b)	The Contractor is responsible for routine obstetric and/or gynecologic care, including hysterectomies, pre-natal, delivery and post-partum care, regardless of whether Family Planning and Reproductive Health services are included in the Contractor’s .Benefit Package.
APPENDIX C
April 1, 2006

C.2
Requirements for MCOs that Include Family Planning and Reproductive Health Services in Their Benefit Package
1.	Notification to Enrollees
a)	If the Contractor includes Family Planning and Reproductive Health services in its Benefit Package (as per Appendix M of this Agreement) the Contractor must notify all Enrollees of reproductive age, including minors who may be sexually active, at the time of Enrollment about their right to obtain Family Planning and Reproductive Health services and supplies without referral or approval. The notification must contain the following:
i)	Information about the Enrollee’s right to obtain the full range of Family Planning and Reproductive Health services, including HIV counseling and testing when performed as part of a Family Planning and Reproductive Health encounter, from the Contractor’s Participating Provider without referral, approval or notification.

ii)	MMC Enrollees must receive notification that they also have the right to obtain Family Planning and Reproductive Health services in accordance with MMC’s Free Access policy as defined in C.1 of this Appendix.

iii)	A current list of qualified Participating Family Planning Providers who provide the full range of Family Planning and Reproductive Health services within the Enrollee’s geographic area, including addresses and telephone numbers. The Contractor may also provide MMC Enrollees with a list of qualified Non-Participating providers who accept Medicaid and who provide the full range of these services.

iv)	Information that the cost of the Enrollee’s Family Planning and Reproductive care will be fully covered, including when a MMC Enrollee obtains such services in accordance with MMC’s Free Access policy.
2.	Billing Policy
a)	The Contractor must notify its Participating Providers that all claims for Family Planning and Reproductive services must be billed to the Contractor and not the Medicaid fee-for-service program.

b)	The Contractor will be charged for Family Planning and Reproductive Health services furnished to MMC Enrollees by eMedNY-enrolled Non-Participating Providers at the applicable Medicaid rate or fee. In such instances, Non-Participating Providers will bill Medicaid fee-for-service and the SDOH will issue a confidential
APPENDIX C
April 2006

charge back to the Contractor. Such charge back mechanism will comply with all applicable patient confidentiality requirements.
3.	Consent and Confidentiality
a)	The Contractor will comply with federal, state, and local laws, regulations and policies regarding informed consent and confidentiality and ensure Participating Providers comply with all of the requirements set forth in Sections 17 and 18 of the PHL and 10 NYCRR Section 751.9 and Part 753 relating to informed consent and confidentiality.

b)	Participating Providers may share patient information with appropriate Contractor personnel for the purposes of claims payment, utilization review and quality assurance, unless the provider agreement with the Contractor provides otherwise. The Contractor must ensure that any Enrollee’s use including a minor’s use of Family Planning and Reproductive Health services remains confidential and is not disclosed to family members or other unauthorized parties, without the Enrollee’s consent to the disclosure.
4.	Informing and Standards
a)	The Contractor will inform its Participating Providers and administrative personnel about policies concerning MMC Free Access as defined in C.1 of this Appendix, where applicable; HIV counseling and testing; reimbursement for Family Planning and Reproductive Health encounters; Enrollee Family Planning and Reproductive Health education and confidentiality.

b)	The Contractor will inform its Participating Providers that they must comply with professional medical standards of practice, the Contractor’s practice guidelines, and all applicable federal, state, and local laws. These include but are not limited to, standards established by the American College of Obstetricians and Gynecologists, the American Academy of Family Physicians, the U.S. Task Force on Preventive Services and the New York State Child/Teen Health Program. These standards and laws recognize that Family Planning counseling is an integral part of primary and preventive care.
APPENDIX C
April 1, 2006

C.3
Requirements for MCOs That Do Not
Include Family Planning Services and Reproductive Health Services in Their
Benefit Package
1.	Requirements
a)	The Contractor agrees to comply with the policies and procedures stated in the SDOH-approved statement described in Section 2 below.

b)	Within ninety (90) days of signing this Agreement, the Contractor shall submit to the SDOH a policy and procedure statement that the Contractor will use to ensure that its Enrollees are fully informed of their rights to access a full range of Family Planning and Reproductive Health services, using the following guidelines. The statement must be sent to the Director, Office of Managed Care, NYS Department of Health, Corning Tower, Room 2001, Albany, NY 12237.

c)	SDOH may waive the requirement in (b) above if such approved statement is already on file with SDOH and remains unchanged.
2.	Policy and Procedure Statement
a)	The policy and procedure statement regarding Family Planning and Reproductive Health services must contain the following:
i)	Enrollee Notification
A)	A statement that the Contractor will inform Prospective Enrollees, new Enrollees and current Enrollees that:
I)	Certain Family Planning and Reproductive Health services (such as abortion, sterilization and birth control) are not covered by the Contractor, but that routine obstetric and/or gynecologic care, including hysterectomies, pre-natal, delivery and post-partum care are covered by the Contractor;

II)	Such Family Planning and Reproductive Health Services that are not covered by the Contractor may be obtained through fee-for-service Medicaid providers for MMC Enrollees and through the Designated Third Party Contractor for FHPIus Enrollees;

III)	No referral is needed for such services, and there will be no cost to the Enrollee for such services.
APPENDIX C
April 1, 2006

IV)	HIV counseling and testing services are available through the Contractor and are also available as part of a Family Planning and Reproductive Health encounter when furnished by a fee-for-service Medicaid provider to MMC Enrollees and through the Designated Third Party Contractor to FHPIus Enrollees; and that anonymous counseling and testing services are available from SDOH, Local Public Health Agency clinics and other county programs.
B)	A statement that this information will be provided in the following manner:
I)	Through the Contractor’s written Marketing materials, including the Member Handbook. The Member Handbook and Marketing materials will indicate that the Contractor has elected not to cover certain Family Planning and Reproductive Health services, and will explain the right of all MMC Enrollees to secure such services through fee-for-service Medicaid from any provider/clinic which offers these services and who accepts Medicaid, and the right of all FHPIus Enrollees to secure such services through the Designated Third Party Contractor.

II)	Orally at the time of Enrollment and any time an inquiry is made regarding Family Planning and Reproductive Health services.

III)	By inclusion on any web site of the Contractor which includes information concerning its MMC or FHPIus product(s). Such information shall be prominently displayed and easily navigated.
C)	A description of the mechanisms to provide all new MMC Enrollees and FHPIus Enrollees with an SDOH approved letter explaining how to access Family Planning and Reproductive Health services and the SDOH approved list of Family Planning providers. This material will be furnished by SDOH and mailed to the Enrollee no later than fourteen (14) days after the Effective Date of Enrollment.

D)	A statement that if an Enrollee or Prospective Enrollee requests information about these non-covered services, the Contractor’s Marketing or Enrollment representative or member services department will advise the Enrollee or Prospective Enrollee as follows:
I)	Family Planning and Reproductive Health services such as abortion, sterilization and birth control are not covered by the Contractor and that only routine obstetric and/or gynecologic care, including hysterectomies, pre-natal, delivery and post-partum care are the responsibility of the Contractor.
APPENDIX C
April 1, 2006

II)	MMC Enrollees can use their Medicaid card to receive these non-covered services from any doctor or clinic that provides these services and accepts Medicaid. FHPIus Enrollees can receive these non-covered services through the Designated Third Party Contractor using either the Designated Third Party Contractor’s identification card or the Contractor’s card which shall include the Enrollee’s Client Identification Number.

III)	Each MMC Enrollee and Prospective MMC Enrollee who calls will be mailed a copy of the SDOH approved letter explaining the Enrollee’s right to receive these non-covered services, and an SDOH approved list of Family Planning Providers who participate in Medicaid in the Enrollee’s community. These materials will be mailed within two (2) business days of the contact.

IV)	The Contractor will provide the name and phone number of the Designated Third Party Contractor or such other organization designated by the SDOH to provide such services to FHPIus Enrollees and Prospective FHPIus Enrollees. It is the responsibility of the Designated Third Party Contractor or such other organization designated by the SDOH to mail to each FHPIus Enrollee or Prospective FHPlus Enrollee who calls, a copy of the SDOH approved letter explaining the Enrollee’s right to receive such services, and an SDOH approved list of Family Planning Providers from which the Enrollee may access family planning services. The Designated Third Party Contractor or such other organization designated by the SDOH is responsible for mailing these materials within fourteen (14) days of notice by the Contractor of a new Enrollee in the Contractor’s FHPlus product.

V)	Enrollees can call the Contractor’s member services number for further information about how to obtain these non-covered services. MMC Enrollees can also call the New York State Growing-Up-Healthy Hotline (1-800-522-5006) to request a copy of the list of Medicaid Family Planning Providers. FHPIus Enrollees can also call the Designated Third Party Contractor or such other organization designated by the SDOH for a list of Family Planning providers.
E)	The procedure for maintaining a manual log of all requests for such information, including the date of the call, the Enrollee’s client identification number (CIN), and the date the SDOH approved letter and SDOH or LDSS approved list were mailed, where applicable. The Contractor will review this log monthly and upon request, submit a copy to SDOH.
APPENDIX C
April 1, 2006

ii)	Participating Provider and Employee Notification
A)	A statement that the Contractor will inform its Participating Providers and administrative personnel about Family Planning and Reproductive Health policies under MMC Free Access, as defined in C.1 of this Appendix, and/or the FHPlus Designated Third Party Contractor for FHPIus Enrollees, HIV counseling and testing; reimbursement for Family Planning and Reproductive Health encounters; Enrollee Family Planning and Reproductive Health education and confidentiality.

B)	A statement that the Contractor will inform its Participating Providers that they must comply with professional medical standards of practice, the Contractor’s practice guidelines, and all applicable federal, state, and local laws. These include but are not limited to, standards established by the American College of Obstetricians and Gynecologists, the American Academy of Family Physicians, the U.S. Task Force on Preventive Services and the New York State Child/Teen Health Program. These standards and laws recognize that Family Planning counseling is an integral part of primary and preventive care.

C)	The procedure(s) for informing the Contractor’s Participating, primary care providers, family practice physicians, obstetricians, gynecologists and pediatricians that the Contractor has elected not to cover certain Family Planning and Reproductive Health services, but that routine obstetric and/or gynecologic care, including hysterectomies, pre-natal, delivery and postpartum care are covered; and that Participating Providers may provide, make referrals, or arrange for non-covered services in accordance with MMC’s Free Access policy, as defined in C.1 of this Appendix, and/or through the SDOH-contracted Designated Third Party for FHPlus Enrollees.

D)	A description of the mechanisms to inform the Contractor’s Participating Providers that:
I)	if they also participate in the fee-for-service Medicaid program and they render non-covered Family Planning and Reproductive Health services to MMC Enrollees, they do so as a fee-for-service Medicaid practitioner, independent of the Contractor.

II)	if they also participate with the FHPIus Designated Third Party Contractor and they render non-covered Family Planning and Reproductive Health Services to FHPIus Enrollees, they do so as a participating provider with the Designated Third Party Contractor, independent of the Contractor.
E)	A description of the mechanisms to inform Participating Providers that, if requested by the Enrollee, or, if in the provider’s best professional judgment,
APPENDIX C
April 1, 2006

certain Family Planning and Reproductive Health services not offered through the Contractor are medically indicated in accordance with generally accepted standards of professional practice, an appropriately trained professional should so advise the Enrollee and either:
I)	offer those services to MMC Enrollees on a fee-for-service basis as an eMedNY-enrolled provider, or to FHPIus Enrollees as a Participating Provider of the Designated Third Party Contractor; or

II)	provide MMC Enrollees with a copy of the SDOH approved list of Medicaid Family Planning Providers, and/or provide FHPlus Enrollees with the name and number of the Designated Third Party Contractor, or

III)	give Enrollees the Contractor’s member services number to call to obtain either the list of Medicaid Family Planning Providers or the’ name and number of the Designated Third Party Contractor, as applicable.
F)	A statement that the Contractor acknowledges that the exchange of medical information, when indicated in accordance with generally accepted standards of professional practice, is necessary for the overall coordination of Enrollees’ care and assist Primary Care Providers in providing the highest quality care to the Contractor’s Enrollees. The Contractor must also acknowledge that medical record information maintained by Participating Providers may include information relating to Family Planning and Reproductive Health services provided under the fee-for-service Medicaid program or under the Designated Third Party contract with SDOH.
iii)	Quality Assurance Initiatives
A)	A statement that the Contractor will submit any materials to be furnished to Enrollees and providers relating to access to non-covered Family Planning and Reproductive Health services to SDOH, Office of Managed Care for its review and approval before issuance. Such materials include, but are not limited to, Member Handbooks, provider manuals, and Marketing materials.

B)	A description of monitoring mechanisms the Contractor will use to assess the quality of the information provided to Enrollees.

C)	A statement that the Contractor will prepare a monthly list of MMC Enrollees who have been sent a copy of the SDOH approved letter and the SDOH approved list of Family Planning providers, and a list of FHPIus Enrollees who have been provided with the name and telephone number of the Designated Third Party Contractor. This information will be available to SDOH upon request.
APPENDIX C
April 1, 2006

D)	A statement that the Contractor will provide all new employees with a copy of these policies. A statement that the Contractor’s orientation programs will include a thorough discussion of all aspects of these policies and procedures and that annual refraining programs for all employees will be conducted to ensure continuing compliance with these policies.

E)	A description of the mechanisms to provide the Designated Third Party Contractor, SDOH, or SDOH’s subcontractor with a monthly listing of all FHPIus Enrollees within seven (7) days of receipt of the Contractor’s monthly Enrollment Roster and any subsequent updates or adjustments. A copy of each file will also be provided simultaneously to the SDOH. A description of mechanisms to provide SDOH or SDOH’s subcontractor with a list of prospective FHPIus Enrollees within two (2) business days of the prospective Enrollee encounter, and a list of Enrollees who call to request information within two (2) business days of an Enrollee’s request.
3.	Consent and Confidentiality
a)	The Contractor must comply with federal, state, and local laws, regulations and policies regarding informed consent and confidentiality and ensure Participating. Providers comply with all of the requirements set forth in Sections 17 and 18 of the PHL and 10 NYCRR § 751.9 and Part 753 relating to informed consent and confidentiality.

b)	Participating Providers and/or the Designated Third Party Contractor Providers, may share patient information with appropriate Contractor personnel for the purposes of claims payment, utilization review and quality assurance, unless the provider agreement with the Contractor provides otherwise. The Contractor must ensure that any Enrollee’s use including a minor’s use of Family Planning and Reproductive Health services remains confidential and is not disclosed to family members or other unauthorized parties, without the Enrollee’s consent to the disclosure.
APPENDIX: C
April 1, 2006

APPENDIX L
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